SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 4, 2000
                                                       -------------------


                             NTL COMMUNICATIONS CORP.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-22616                        52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.
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     (A) On February 4, 2000, NTL Incorporated  ("NTL") announced that Britain's
12 leading racecourses had entered a period of exclusive negotiation with a consortium of the BBC, Channel 4 and Premium TV, a subsidiary of NTL, for a deal in excess of 200 million pounds sterling to take televised racing into the digital age

     The deal under discussion, which would run for 10 years, covers worldwide rights - including terrestrial television, interactive TV and internet - to all racing at the Super 12 group of British racecourses. It will guarantee continued terrestrial coverage of Britain's premier races and race meetings. In addition to the rights payment, the consortium will provide marketing support to a value of 25 million pounds sterling over the 10 years.

     (B) On February 7, 2000, Microsoft Corporation exercised its right to convert into Common Stock all its shares of all Series of the 5-1/4% Convertible Preferred Stock of NTL, including accrued and unpaid dividends. In connection with the exercise of the conversion rights, a total of 8,229,200 shares of NTL common stock were issued to Microsoft and shall remain subject to a contractual prohibition of transfer to any non-affiliated entity until January 28, 2001.

     In connection with the conversion, all outstanding shares of all Series of 5-1/4% Convertible Preferred Stock of NTL, all of which had been held by Microsoft, have been cancelled.

     (C) On February 8, 2000, NTL commented on the announcement of the provisional findings on the bundling of telephony and television issued by the ITC and OFTEL.

Item 7.           Financial Statements and Exhibits.
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                  Exhibits

99.1              Press release, issued February 4, 2000

99.2              Press release, issued February 8, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NTL COMMUNICATIONS CORP.
                                   (Registrant)


                                   By: /s/  Richard J. Lubasch
                                   ---------------------------
                                   Name:    Richard J. Lubasch
                                   Title:   Executive Vice President-
                                             General Counsel


Dated: February 10, 2000

                                  EXHIBIT INDEX
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Exhibit                                                        Page
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99.1           Press release, issued February 4, 2000

99.2           Press release, issued February 8, 2000